UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025 (June 9, 2025)

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 9, 2025, X4 Pharmaceuticals Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present. The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. These proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2025. As of April 15, 2025, the record date for the Annual Meeting, there were 173,662,376 shares of common stock, par value $0.001 per share, outstanding and entitled to vote. All votes and corresponding numbers in this Current Report on Form 8-K are represented on a pre-reverse stock split basis as of the April 15, 2025 record date of the Annual Meeting, which preceded the April 28, 2025 effective date of the Company's 1-for-30 reverse stock split.

Proposal 1 - Election of Directors

The Company’s stockholders elected the person listed below as director, to serve until the Company’s 2028 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified or until their earlier death, resignation of removal. The votes cast were as follows:

Nominees	For	Withheld	Broker Non-Votes
R. Keith Woods	52,191,014	29,872,082	53,811,292

Proposal 2 – Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
128,889,553	6,595,740	389,095	—

Proposal 3 – Non-Binding Advisory “Say-On-Pay” Vote on Named Executive Officer Compensation

The Company’s stockholders approved, by a non-binding “say-on-pay” vote, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement relating to the Annual Meeting. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
67,793,970	12,234,847	2,034,279	53,811,292

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: June 11, 2025	By:	/s/ Adam S. Mostafa
Name: Adam S. Mostafa
Title: Chief Financial Officer